UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  August 12, 2014
(Date of earliest event reported)

KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

15 Joys Lane, Kingston, NY	12401
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 802-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On August 12, 2014, Kingstone Companies, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the fiscal period ended June 30, 2014.  The Press Release also announced that the Company’s Board of Directors has declared a $.05 per share quarterly dividend payable on September 15, 2014 to shareholders of record as of the close of business on August 29, 2014.  A copy of the Press Release is furnished as Exhibit 99.1 hereto.

The information in the Press Release is being furnished, not filed, pursuant to this Item 2.02.  Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 12, 2014, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”).  The following is a listing of the votes cast for or withheld, and the number of broker non-votes, with respect to each nominee for director and a listing of the votes cast for and against, as well as abstentions and broker-non votes, with respect to the other matter voted upon at the Annual Meeting.  The Company’s shareholders elected each of the nominees as a director and ratified the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

1.	Election of Board of Directors:

	Number of Shares
	For	Withheld	Broker Non-Votes
Barry B. Goldstein	4,038,367	1,191	1,589,766
Michael R. Feinsod	4,023,367	16,191	1,589,766
Jay M. Haft	4,038,357	1,201	1,589,766
Jack D. Seibald	4,038,367	1,191	1,589,766
Floyd R. Tupper	4,038,367	1,191	1,589,766

2.           Ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

For	5,562,449
Against	43,002
Abstentions	23,873
Broker Non-Votes	-

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits:

99.1           Press release, dated August 12, 2014, issued by Kingstone Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: August 13, 2014	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
Chief Executive Officer